LORD ABBETT INVESTMENT TRUST

Supplement dated May 4, 2015

to the Prospectus and Statement of Additional Information

You should read this supplement in conjunction with your Fund’s prospectus and statement of additional information (“SAI”), which discuss the Fund’s investment requirements, share class eligibility criteria, and conversion rights and privileges.

1.	The following paragraph replaces the section of the SAI titled “Purchases, Redemptions, Pricing, and Payments to Dealers - Conversions” and supplements and supersedes any information to the contrary relating to conversion rights and privileges contained in each Fund’s prospectus or SAI.

Conversions. Except as described below, at the request of a shareholder’s financial intermediary, Class A shares, Class F shares, or Class I shares may be converted into (i.e., reclassified as) Class A, Class F, or Class I shares of the same Fund. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in the prospectus and SAI). In addition, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on the converted shares.

The value of the shares received during a conversion will based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss, provided that the financial intermediary making the conversion request submits the request in writing and that the financial intermediary or other responsible party processes and reports the transaction as a conversion.

2.	The second paragraph under the section of the SAI titled “Classes of Shares – Rule 12b-1 Plan” is amended to reflect that the Board has approved a Rule 12b-1 fee of 0.25% for Class R4 shares.

Please retain this document for your future reference.